Exhibit 32.2


                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Aearo Company I (the 'Company'), on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), I, Jeffrey S. Kulka, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financialcondition and results of operations of the Company.


/s/ Jeffrey S. Kulka
    Jeffrey S. Kulka
    Senior Vice President,
    Chief Financial Officer,
    Treasurer, and Secretary

August 16, 2004

A signed written statement required by Section 906 has been provided to Aearo Company I and will be retained by Aearo Company I and furnished to the Securities and Exchange Commission and its staff upon request.